[The American Funds Group(r)]

Capital World Growth and Income Fund

1999 Annual Report
for the year ended November 30

Venturing Away from Home: A Sound Course for the Long Term

[photo: country flags]

Capital World Growth and Income Fund(sm) seeks long-term capital growth while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

Capital World Growth and Income Fund is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Results at a Glance

(with distributions reinvested)

                                                     Average Annual Compound Return

                                 12 Months           5 Years             Lifetime           Lifetime Total Return
                                 Through             12/1/94 -           3/26/93 -          3/26/93 -
                                 11/30/99            11/30/99            11/30/99           11/30/99
Capital World Growth
and Income Fund                  +19.1%              +18.8%              +17.3%             +190.7%
Morgan Stanley Capital
International World Index        +21.6               +18.6               +16.7              +181.4
Lipper Global
Funds Average                    +27.6               +17.1               +15.2              +157.9

The MSCI World Index is unmanaged and measures all of the world's major stock markets, including the U.S.

The Lipper Global Funds Average consists of funds that invest at least 25% of their portfolios in securities traded outside of the United States.


Fund results were computed without a sales charge, unless otherwise indicated.

The fund's 30-day yield as of December 31, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 1.51%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.


Fellow Shareholders:

We are pleased to report that for the fiscal year ended November 30, 1999, Capital World Growth and Income Fund generated a total return of 19.1%, assuming reinvestment of capital gain distributions totaling $2.29 a share and dividends totaling $0.48 a share. The fund's gain was above its 17.3% lifetime average but below the 21.6% return posted by the unmanaged Morgan Stanley Capital International World Index, which measures 22 major markets including the United States. Capital World Growth and Income Fund also trailed the global funds average of 27.6% as measured by Lipper, Inc., a leading mutual fund tracking service.

The gap in part reflects your fund's lower exposure to Japanese stocks. The Japanese stock market was one of the year's strongest performers, with a 58.2% gain.* However, because most Japanese companies pay relatively low dividends, they often do not satisfy your fund's mandate to produce income as well as growth. We were therefore underweighted in Japan compared with the MSCI World Index and many other global mutual funds. The fund did significantly increase its investments in Japanese companies to 9.6% of total assets at the end of the fiscal year from 3.9% a year ago. In addition, growth-oriented stocks, with technology issues leading the pack, drove the U.S. market this year. The fund held comparatively few technology stocks, which also pay low or no dividends.

*All country returns are based on MSCI indexes, expressed in U.S. dollar terms, and assume reinvestment of dividends, unless otherwise indicated.

Since its introduction in March 1993, Capital World Growth and Income Fund's emphasis on income as well as growth has served shareholders well - even if it held the fund back somewhat this past year. Over its lifetime, the fund has recorded a total return of 190.7%, ahead of the MSCI World Index's 181.4% increase, and well ahead of the global equity funds average total return of 157.9% as measured by Lipper.

The Year in Review

In 1999, the United States, your fund's largest country concentration, posted its ninth consecutive year of economic growth. Although concerns over the pace of that growth nudged up interest rates this summer - pulling stock prices down slightly - the U.S. market nonetheless closed the fund's fiscal year with a solid 21.2% gain. Elsewhere in the Americas, Canadian stocks rose 36.4%, while Argentina returned a respectable 15.8% and Brazil posted a 9.3% increase.

European stock indexes were generally disappointing this year, with many once-stellar performers recording declines or meager results. The situation was exacerbated by the weakness of the euro compared with the U.S. dollar. The notable exceptions were the Swedish stock market (+50.1%) and the French market (+21.2%), where a series of major mergers bolstered investor confidence. In Germany and Italy, high unemployment brought down consumer spending, hampering stock market results. The German market ended the fiscal year up 5.5%. The Italian stock market, among the top performers a year ago, declined 5.3% in U.S. dollar terms. In the United Kingdom, a strong currency continued to hurt exports, and a fast-growing economy triggered concerns over rising interest rates. The U.K. market ended the fiscal year 9.7% higher nonetheless.

The major story this year, however, was the remarkable turnaround staged by Asian markets. Businesses there began to restructure to improve their productivity and profitability, and governments continued to implement reforms to improve the climate for business and, in particular, banks. Recovering from earlier financial woes that had dragged down markets throughout the region, many Asian markets ended the year with spectacular gains. In Japan, which finally began to emerge from a profound recession, a strong currency added to results for U.S. investors: Japan ended the year with a 31.5% gain in local currency terms, which translated into a 58.2% gain when converted into dollars. The Hong Kong market posted a 44.0% increase. Elsewhere in Asia, South Korea recorded a stunning 171.8% increase. Australian stocks gained 11.5%, while New Zealand was up 5.7% and the Philippine market fell 8.5%.

How Your Fund Was Affected

Capital World Growth and Income Fund has substantial investments in the telecommunications industry, which generally helped results. Telefonos de Mexico, for instance, rewarded shareholders with a 98.8% price increase. On the other side of the globe, Germany's Mannesmann ended the year with a 94.1% gain, while Swedish telecommunications equipment provider Ericsson was up 74.6%. Telecom Italia, however, your fund's largest holding, suffered from a hostile takeover bid by Olivetti and saw its stock decline by 1.0%.

The fund has a fairly high exposure to utility stocks, which tend to pay attractive dividends. One of the fund's largest holdings, Northeast Utilities, ended the year with an increase of 34.1%. Many U.K. utility companies, however, suffered from adverse regulatory measures.

Banks, another major area of concentration for Capital World Growth and Income Fund, generally had a weak year, because rising interest rates generated concerns about earnings. U.S.-based First Union dropped 36.3%, and BANK ONE fell by 31.3%. Although the Canadian market did well, bank stocks in that country had a difficult year, which affected your fund's results. Royal Bank of Canada, for instance, was down 8.5%. National Bank of Canada fell further still, recording a 24.6% decline. A notable exception was Japanese banks. Japan's Fuji Bank was up 204.0%.

Among other industries, one of your fund's largest holdings, Dixons Group, the United Kingdom's largest retailer of consumer electronics, recorded a 76.2% rise. In the pharmaceuticals sector, AstraZeneca, a major holding for the fund, was up 21.9%.

[Begin Sidebar]
Yields
The fund/1/ vs. MSCI World Index/2/

                            1995            1996          1997          1998          1999
Capital World Growth
and Income Fund             3.1%            3.0%          2.4%          2.0%          1.5%
MSCI World Index            2.2%            2.0%          1.8%          1.6%          1.4%

/1/12-month distribution rates at net asset value calculated by Capital Research and Management Company

/2/Gross dividend yields calculated by MSCI
[End Sidebar]

The fund benefited from many of the holdings we did have in Japan and in technology. Fujitsu, Japan's largest manufacturer of computers and a leading producer of telecommunications systems and semiconductors, was the fund's top performer with a staggering 492.0% return. U.S.-based Micron Technology, a leading manufacturer of computer systems and components and one of your fund's largest holdings, recorded a gain of 62.5%.

A Note About Dividends

As many shareholders in the fund already know, dividends vary from quarter to quarter. Companies outside North America usually pay dividends annually or semi-annually as opposed to quarterly in the United States. Dividends paid by the fund in September, December and March are usually smaller than the one paid in June.

For the 12 months ended November 30, the fund produced a dividend rate of 1.5%, exceeding the MSCI World Index's yield of 1.4%.

Looking Forward

The rise in technology stocks made headline news this year and undoubtedly rewarded many investors. We believe, however, that many of these stocks are today fully priced and do not offer the best long-term value for shareholders. While our investment professionals remain tuned to developments in this area, it appears today that there are better opportunities among lower growth, higher income-producing stocks. Cyclical stocks, which tend to pay attractive dividends, remain well priced.

Although the fund's 12-month return of 19.1% is most welcome, we want to caution shareholders against expecting double-digit gains as a matter of course. We continue to closely monitor economic and political developments around the world, but no one can predict with certainty what direction global markets will assume. In general, the trend seems positive. Deregulation of various industries continues, increasing the potential for companies to successfully compete in the global marketplace. Inflation remains relatively benign in major markets, fueling investor enthusiasm.

In the United States, however, a major question is whether the pace of growth will raise concerns about inflation, leading to increases in interest rates. In Europe, the outlook for stocks remains good despite a disappointing year. Companies are merging at record rates in an effort to be more globally competitive, and the European Central Bank is trying to create an environment hospitable to business growth. Asia's rebound is a welcome improvement in global markets.

Our strong commitment to research and value-oriented investing has served shareholders well in the past, and should prove a sound course for the long term.

We look forward to reporting to you again in six months.

Cordially,
/s/ Thierry Vandeventer
Thierry Vandeventer
Chairman of the Board

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
President

January 18, 2000


[Begin Sidebar]
How a $10,000 Investment Has Grown
Since March 26, 1993

$28,141/1/
Morgan Stanley Capital
International World Index
with dividends reinvested

$27,396/1/,/2/
Capital World Growth
and Income Fund
with dividends reinvested

$23,014/2/
Capital World Growth
and income Fund
with dividends excluded

$11,720/3/
U.S. Consumer
Price Index (inflation)

$10,000
original investment

Date                    Capital World           Capital World           Morgan Stanley          U.S. Consumer Price
                        Growth and Income       Growth and Income       Capital                 Index (inflation)
                        Fund /1/ /2/ with       fund /2/                International World     /3/
                        dividends               with dividends          Index
                        reinvested              excluded                with dividends
                                                                        reinvested /1/

3/26/93                 $9,425                  9425                    $10,000                 $10,000
5/31/93 *               9,719                   9719                    10,837                  10,042
8/31/93                 10,401                  10313                   11,475                  10,084
11/30/93                10,782                  10625                   10,924                  10,153
2/28/94                 11,615                  11388                   12,062                  10,216
5/31/94                 11,315                  11044                   11,936                  10,272
8/31/94                 12,038                  11656                   12,501                  10,376
11/30/94                11,592                  11131                   11,982                  10,425
2/28/95                 11,860                  11293                   12,097                  10,508
5/31/95                 12,788                  12094                   13,242                  10,599
8/31/95                 13,412                  12558                   13,598                  10,648
11/30/95                13,841                  12850                   14,260                  10,696
2/28/96                 14,700                  13553                   15,042                  10,787
5/31/96                 15,326                  14031                   15,673                  10,905
8/31/96                 15,414                  13947                   15,379                  10,954
11/30/96                17,118                  15362                   17,004                  11,045
2/28/97                 17,848                  15936                   17,136                  11,114
5/31/97                 18,908                  16782                   18,427                  11,149
8/31/97                 19,755                  17380                   18,892                  11,198
11/30/97                19,917                  17414                   19,212                  11,247
2/28/98                 21,881                  19,050                  21,351                  11,274
5/31/98                 22,801                  19,763                  22,198                  11,337
8/31/98                 19,884                  17,104                  19,671                  11,379
11/30/98                23,007                  19,676                  23,138                  11,421
2/28/99                 23,904                  20,375                  24,151
5/31/99                 25,004                  21,214                  25,203
8/31/99                 26,176                  22,063                  26,263
11/30/99                27,396                  23,014                  28,141                  11,720


Average Annual Compound Returns /4/

                                   For periods ended
                                   11/30/99           12/31/99
Lifetime (since 3/26/93)           +16.28%            +17.64%
Five Years                         +17.37%            +19.40%
One Year                           +12.22%            +19.98%

* For the period March 26 through May 31, 1993.

/1/ Results calculated with dividends and capital gains reinvested.

/2/ This number, unlike those shown earlier in this report, reflects payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. Results shown do not take into account income or capital gain taxes. The sales charge is lower for investments of $25,000 or more.

/3/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

/4/ Assumes reinvestment of all distributions and payment of the 5.75% maximum sales charge at the beginning of the stated periods.
The indexes are unmanaged and do not reflect sales charges, commissions or expenses. Past results are not predictive of future results.
[End Sidebar]


[photos: country flags, American flag, cellular phone, person on phone]

Venturing Away from Home:

A Sound Course for the Long Term

In the fifth century B.C., the historian Herodotus noted that "All men's gains are the fruit of venturing." When Capital Research and Management Company launched Capital World Growth and Income Fund six years ago, the intent was to help conservative investors gain the potential benefits of global investing by making them comfortable venturing outside U.S. borders. Your fund holds a distinctive place among globally diversified funds in that it pursues income as well as growth. Since its inception, your fund has posted solid gains with less volatility than the average global fund, fulfilling its mandate of seeking capital growth and above-average income by investing in the stocks of solid, established companies around the world.

Meanwhile, global markets have gyrated, at times posting spectacular returns, at others plummeting. In recent years, investors have been reminded of the unpredictable nature of equity markets in general, as well as of the special risks associated with investing in foreign markets. The Asian currency crisis of 1997 was succeeded by the collapse of the Russian economy in summer 1998, sending tremors through stock markets across the globe. Latin American markets have had several bouts of queasiness, while European markets until recently have been lackluster.

Against this background of change, at Capital Research we believe global diversification is as sound an investment perspective today as ever. In the next few pages, we'll tell you more about the benefits of maintaining a global perspective.

[Begin Sidebar]
What Investors Are Paying
as of 12/31/99
                    For every $1 in corporate assets,
Market              investors are paying
Hong Kong           $2.27
Japan               $2.41
Australia           $2.55
Canada              $2.79
Italy               $3.71
United Kingdom      $4.09
France              $4.28
Germany             $4.41
United States       $5.81

Figures shown are averages based on price/book vale ratios reported in Morgan Stanley Capital International Perspective.
[End Sidebar]

A World of Choice

The U.S. stock market, driven mainly by technology stocks, has for several years outperformed many foreign markets. Yet maintaining a global perspective is the only way to remain exposed to as many attractive investment opportunities as possible.

"International investing makes a lot of sense because there are so many attractive companies outside the United States," explains Thierry Vandeventer, chairman of the fund and one of its six portfolio counselors. "Remember that more than three-quarters of the world's stocks aren't available in U.S. markets." Today, some two-thirds of the world's 100 largest corporations are non-U.S. companies, including six of the 10 largest utilities, eight of the 10 largest banks and six of the 10 largest telecommunications firms. "It would be a bit myopic to ignore that in your investment strategy," says Steve Bepler, a portfolio counselor for the fund. Many of these companies are represented in your fund's portfolio.

Opportunity means more than having a wide choice of companies, however. It also is measured by value. Many stock markets around the world have not kept pace with the soaring U.S. market in recent years. As portfolio counselor Janet McKinley puts it, "When the U.S. market is as expensive as it has been, there is no doubt that much better values can be found abroad."

Based on the MSCI Europe Index, stocks of European corporations are currently trading at 26.5 times earnings, compared with 29.0 times for stocks in the MSCI USA Index. The lower the price-to-earnings ratio, the less you're paying for every dollar of earnings. The chart at left also shows what investors are paying for every $1 in corporate assets. As you can see, U.S. stocks are currently most expensive among these major markets.

Because Capital Research tends to follow a value-oriented approach, Capital World Growth and Income Fund has less exposure to the U.S. market than many of its peers, and has since its inception. Typically, it keeps about 60% of its assets invested in markets outside the United States.

A Stream of Income

[photos: electric outlet, telephone pole, country flags]

Another characteristic that sets Capital World Growth and Income Fund apart from other global funds is its emphasis on income. Income not only helps smooth out the peaks and valleys of investing, it also plays a critical role in the long-term growth of an investment. Reinvested dividends accounted for 46% of the total return of the MSCI World Index over the past 20 years. In the six years since Capital World Growth and Income Fund was created, a period generally marked by spectacular capital appreciation and low dividend yields, reinvested dividends have still accounted for 21% of the fund's total return.

Over the past several years, however, it has been difficult to find companies paying attractive yields. Many companies have used their profits to buy back their own stock or to plow money into operations rather than increase dividends. Stock prices have also zoomed so high that dividends have looked quite meager in comparison.

"For investors looking for income, global diversification is especially important nowadays," says Mark Denning, a portfolio counselor based in London. Yields in the United States have been quite low for several years now. For various reasons, including differences in national tax structures, some countries tend to foster higher dividend payouts. The gross dividend yield in the United Kingdom, your fund's second-highest country concentration, is 2.5%, compared with 0.6% in Japan, according to MSCI. Other countries where companies have a history of paying high dividends include Australia, New Zealand, Hong Kong and the Netherlands. Certain industries, such as utilities, also tend to pay attractive dividends.

[Begin Sidebar]
Declines of 5% or More
in the MSCI World Index
since 3/26/93

                            Capital World
                            Growth and            MSCI World
                            Income Fund           Index
10/29/93 -11/29/93          -1.57%                -6.28%
2/1/94 - 4/4/94             -7.51                 -7.25
10/31/94 - 1/23/95          -3.90                 -6.74
7/1/96 - 7/24/96            -4.15                 -5.75
2/25/97 - 4/14/97           -5.16                 -6.77
7/31/97 - 9/1/97            -4.44                 -6.99
10/7/97 - 11/12/97          -8.09                 -9.44
4/15/98 - 6/15/98           -8.32                 -6.27
7/20/98 - 10/5/98           -17.34                -20.24
1/6/99 - 2/9/99             -2.92                 -5.87
4/27/99 - 5/27/99           -2.56                 -5.99
7/16/99 - 8/10/99           -4.46                 -6.89

Total declines                   12
Capital World Growth and Income
  Fund performed better          10 times
MSCI performed better             2 times

Decline dates are based on the MSCI World Index and assume 100% recovery.

Returns are in U.S. dollars with gross dividends reinvested.

The fund's returns are calculated at net asset value with reinvestment of all distributions.
[End Sidebar]

With intensive research, Capital Research seeks these better yields on a company-by-company basis. German telecommunications provider Mannesmann, operator of one of the world's leading cellular telephone networks, is one of your fund's largest holdings. Our global team of investment professionals took a good look at Mannesmann when the company entered a joint venture with U.S. mobile telephone operator AirTouch, which has since merged with Vodafone. One consideration was Mannesmann's history of dividend payments. Brad Vogt, a telecommunications analyst based in our Washington, D.C., office, found that Mannesmann had an excellent record of paying attractive dividends, and that payments were likely to increase with earnings growth. Indeed, in 1999 Mannesmann raised its dividend by 20%, marking the fifth consecutive year the company raised its dividend by more than 10%.

A Smoother Path

For investors, the world keeps getting smaller. Even as world economies become more interdependent and inter-related, however, stock markets around the world still move in different directions and at different paces. Experience shows that global diversification often can help smooth the effect of market fluctuations on investors' portfolios. Capital World Growth and Income Fund's global diversification has helped the fund hold up better when the U.S. market plunges. When the Standard & Poor's 500 Composite Index fell by 11.8% between July 16 and October 15, 1999, for instance, your fund recorded a far less severe 3.5% decline.* As you can also see from the table at left, in the 12 MSCI World Index declines of 5% or more since your fund's inception, Capital World Growth and Income Fund held up better than this benchmark all but two times, reflecting the value of the fund's growth and income objectives.

*Index and fund results calculated with dividends reinvested.

[Begin Sidebar]
Best Markets in Past 10 Calendar Years

          Best                                   Best
          developed                              developing                      U.S.
          market                                 market
'99       Finland              153%              Turkey           252%           22%
'98       Finland              123               South Korea      141            31
'97       Switzerland          45                Turkey           118            34
'96       Spain                41                Venezuela        131            24
'95       Switzerland          45                Israel           24             38
'94       Finland              52                Brazil           66             2
'93       Hong Kong            117               Poland           754            10
'92       Hong Kong            32                Jordan           40             7
'91       Hong Kong            50                Argentina        405            31
'90       U.K.                 10                Greece           90             -2

Source: Total returns for MSCI market indexes in U.S.-dollar terms, with gross dividends reinvested.
[End Sidebar]

What's more, while the U.S. market has been strong for years, it has rarely been the leading stock market in any single year. The most rewarding equity markets have almost always been abroad. While the U.S. market returned an attractive 22% in 1999, for instance, the leading developed market was Finland, which posted a remarkable 153%, and the strongest developing market was Turkey (up 252%), as measured by MSCI. The table at left shows the trend over the past 10 years. Your fund's global mandate means shareholders are far more likely to take part in the gains of the leading markets in any year than their U.S.-focused counterparts.

This is especially true for investors who share Capital Research's focus on the long term. Consider this example: From 1994 to 1998, many Americans, tracking the often remarkable returns of U.S. markets, were satisfied to keep their money in the United States, arguing that a stake in U.S. companies with profitable overseas operations was the only "foreign" element any portfolio needed. During that period, such investors may have done quite well. But if they stuck to their

U.S.-only strategy in 1999, they missed out on the superior returns posted by many of the Asian and Latin American stock markets in the first half of 1999. In addition, while many European markets have posted modest returns this year, those who did not invest in Europe in the past five years would have missed out on an average gain of nearly 20% a year as measured by MSCI - quite respectable by any measure.

[photos: currency, flags, workplace]

A Sound Course

All markets have their ups and downs. The wisest path, we believe, is to remain committed to our investment goals and strategy, riding out the tougher periods and focusing on the long term. We comb the world for opportunities, constantly monitoring any developments that might affect the stocks in which your fund is invested. We add new holdings to the fund's portfolio only after painstaking research.

Since it began in 1993, Capital World Growth and Income Fund has brought the benefits of international diversification to nearly 400,000 investors while seeking income as well as growth. We remain confident that a broad horizon is the optimal way to find the best opportunities in the world today.

[Begin Sidebar]
Where the Fund's Assets Were Invested
Percent by country as of 11/30/99


The Americas                  37.0%
  United States               28.9
  Canada                      5.1
  Mexico                      1.2
  Argentina                   1.1
  Other Americas              .7
Europe                        36.1%
  United Kingdom              10.9
  Germany                     4.7
  Netherlands                 4.2
  Italy                       3.9
  France                      2.4
  Sweden                      2.3
  Spain                       1.4
  Denmark                     1.3
  Ireland                     1.1
  Other Europe                3.9
Asia/Pacific                  19.8%
  Japan                       9.6
  Australia                   4.1
  Hong Kong                   2.0
Other Asia/Pacific            4.1
Other                         1.0%
  South Africa                .6
  Supranational               .4
Bonds, Cash
& Equivalents                 6.1%

[End Sidebar]

What Makes the American Funds Different?

[Begin Sidebar]
As a shareholder in Capital World Growth and Income Fund, you are also a member of the American Funds Group, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.
[End Sidebar]

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

 A long-term, value-oriented approach. Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced shares and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and to benefit from economies of scale.

 A global perspective. We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

 A multiple portfolio counselor system. More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

 Experienced investment professionals. Nearly 90% of the portfolio counselors who serve the American Funds were in the investment business before the stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

 A commitment to low operating expenses. You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rate is low as well, keeping transaction costs and tax consequences contained.

A Portfolio for Every Investor

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

Growth Funds
Emphasis on long-term growth through stocks

AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(sm)
SMALLCAP World Fund(r)


Growth-and-Income Funds
Emphasis on long-term growth and dividends through stocks

American Mutual Fund(r)
Capital World Growth and Income Fund(sm)
Fundamental Investors(sm)
The Investment Company of America(r)
Washington Mutual Investors Fund(sm)


Equity-Income Funds
Emphasis on above-average income and growth through stocks and/or bonds

Capital Income Builder(r)
The Income Fund of America(r)


Balanced Fund
Emphasis on long-term growth and current income through stocks and bonds

American Balanced Fund(r)


Income Funds
Emphasis on current income through bonds

American High-Income Trust(sm)
The Bond Fund of America(sm)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(sm)


Tax-Exempt Income Funds
Emphasis on tax-free current income through municipal bonds

American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(sm)
The Tax-Exempt Bond Fund of America(r)


State-specific tax-exempt funds
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)


Money Market Funds
Seek stable monthly income through money market instruments

The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(sm)
The U.S. Treasury Money Fund of America(sm)

We also offer a full line of retirement plans and variable annuities.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER, DOWNLOAD ONE FROM OUR WEB SITE AT WWW.AMERICANFUNDS.COM, OR PHONE THE FUND'S TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISER FOR A COPY OF A PORTFOLIO FOR EVERY INVESTOR.

CAPITAL WORLD GROWTH AND INCOME FUND
Investment Portfolio November 30, 1999
 INVESTMENT MIX

Largest Industry Holdings

Equity Securities                                 93.9%

Diversified Telecommunication Services            12.8
Banking                                           10.3
Health & Personal Care                            4.8
Utilities: Electric & Gas                         4.7
Electrical & Electronics                          4.6
Other Industries                                  56.7

Bonds and Notes                                   1.5
Cash & Equivalents                                4.6

Largest Individual                                                        Percent of
Equity Holdings                                   Country                 Net Assets

Telecom Italia                                    Italy                         2.63%
Mannesmann                                        Germany                        2.10
Telefonaktiebolaget LM Ericsson                   Sweden                         1.40
Northeast Utilities                               USA                            1.38
AstraZeneca                                       United Kingdom                 1.32
ING Groep                                         Netherlands                    1.15
Williams Companies                                USA                            1.13
Micron Technology                                 USA                            1.07
Telefonos de Mexico                               Mexico                         1.06
Dixons Group                                      United Kingdom                 1.04

Capital World Growth and Income Fund
Investment Portfolio, November 30, 1999

Equity Securitites                                                                            Shares or         Market      Percent
(common and preferred stocks and                                                              Principal          Value       Of Net
 convertible debentures)                                                                         Amount     (Millions)       Assets
--------------------------------------------                                                   --------       --------     --------

DIVERSIFIED TELECOMMUNICATION SERVICES  -  12.76%
Telecom Italia SpA, nonconvertible savings shares (Italy)                                     30,651,752       $165.166
Telecom Italia SpA                                                                             9,008,775         98.520        2.63%
Telefonos de Mexico, SA de CV, Class L(ADR)(Mexico)                                            1,032,300         95.552
Telefonos de Mexico, SA de CV 4.25% convertible debentures 2004                            $  9,220,000          10.522         1.06
Deutsche Telekom AG(Germany)                                                                   1,779,800        101.890         1.02
Tele Danmark AS(Denmark)                                                                         759,800         48.985
Tele Danmark AS, Class B(ADR)                                                                  1,130,200         36.096          .85
Telecom Corp. of New Zealand Ltd.(New Zealand)(1)                                              6,963,810         29.785
Telecom Corp. of New Zealand Ltd.                                                              6,465,800         27.655
Telecom Corp. of New Zealand Ltd.(ADR)                                                           720,700         24.143          .82
Koninklijke PTT Nederland NV(Netherlands)                                                      1,296,946         72.223          .72
Telefonica, SA(Spain)(2)                                                                       3,375,578         70.020          .70
U S WEST, Inc.(USA)                                                                            1,036,500         64.328          .64
Telecom Argentina STET-France Telecom SA,                                                      1,911,700         56.156          .56
  Class B(ADR)(Argentina)
British Telecommunications PLC(United Kingdom)                                                 2,000,000         42.464          .42
Korea Telecom Corp.(ADR)(South Korea)(2)                                                         744,500         39.458          .39
Portugal Telecom, SA(Portugal)(2)                                                              3,975,000         38.227          .38
France Telecom SA(France)                                                                        300,000         34.772          .35
Embratel Participacoes SA(ADR)(Brazil)                                                         1,500,000         27.938          .28
Nortel Inversora SA, preferred, Class B(ADR)(Argentina)                                        1,465,000         27.469          .27
Hellenic Telecommunications Organization SA(Greece)                                            1,234,000         26.451          .26
Telefonica de Argentina SA, Class B(ADR)(Argentina)                                            1,000,000         26.313          .26
eircom PLC(Ireland)                                                                            6,000,000         23.866          .24
Swisscom AG(Switzerland)                                                                          68,126         23.121          .23
Teleglobe Inc.(Canada)                                                                           808,100         20.058          .20
AT&T Corp.(USA)                                                                                  350,000         19.556          .20
Philippine Long Distance Telephone Co.(ADR)(Philippines)                                         750,000         15.375          .15
Nippon Telegraph and Telephone Corp.(Japan)                                                          534          9.620          .10
BCT.TELUS Communications Inc.(Canada)                                                            104,934          2.162          .02
Compania de Telecomunicaciones de Chile SA(ADR)(Chile)                                            22,900           .421          .01

BANKING  -  10.26%
Australia and New Zealand Banking Group Ltd.(Australia)                                        9,528,232         68.613          .69
Toronto-Dominion Bank(Canada)                                                                  2,515,500         60.592          .61
ABN AMRO Holding NV(Netherlands)                                                               2,486,414         60.517          .60
Royal Bank of Canada(Canada)                                                                   1,259,200         56.817          .57
First Union Corp.(USA)                                                                         1,329,700         51.443          .51
Westpac Banking Corp.(Australia)                                                               7,217,400         48.641          .49
Washington Mutual, Inc.(USA)                                                                   1,630,000         47.270          .47
Bank Hapoalim Ltd.(Israel)                                                                    17,000,000         44.897          .45
Wells Fargo & Co.(USA)                                                                           900,000         41.850          .42
Siam Commercial Bank PCL 5.25% convertible                                                    28,600,000         30.258
  preferred(Thailand)(2)
Siam Commercial Bank PCL warrants, expire 2002(2)                                             28,600,000          9.719          .40
Safra Republic Holdings SA(Luxembourg)                                                           532,000         38.304          .38
Hang Seng Bank Ltd.(Hong Kong)                                                                 3,300,000         36.650          .37
Commonwealth Bank of Australia(Australia)                                                      2,139,172         35.331          .35
Banque Nationale de Paris(France)                                                                347,500         31.844
Banque Nationale de Paris, guaranteed value                                                       97,500           .418          .32
  certificates, expire 2002(2)
Bank of the Philippine Islands(Philippines)                                                   12,154,520         32.095          .32
National Australia Bank Ltd.(Australia)                                                        2,058,227         29.748          .30
Sakura Bank, Ltd.(Japan)                                                                       4,000,000         29.730          .30
Asahi Bank, Ltd.(Japan)                                                                        4,150,000         29.211          .29
Unidanmark A/S, Class A(Denmark)                                                                 380,000         28.822          .29
Bank of Scotland(United Kingdom)                                                               2,214,424         26.350          .26
SunTrust Banks, Inc.(USA)                                                                        365,000         25.504          .25
Bank of Nova Scotia(Canada)                                                                    1,128,400         24.347          .24
Fuji Bank, Ltd.(Japan)                                                                         1,700,000         20.451          .20
Bank Leumi le-Israel B.M.(Israel)                                                             10,250,000         18.896          .19
BANK ONE CORP.(USA)                                                                              484,000         17.061          .17
Chase Manhattan Corp.(USA)                                                                       200,000         15.450          .15
Wilmington Trust Corp.(USA)                                                                      300,000         15.112          .15
National Bank of Canada(Canada)                                                                1,076,100         12.632          .13
Unibanco-Uniao de Bancos Brasileiros SA, units(GDR)(Brazil)                                      480,000         11.310          .11
Sanwa International Finance (Bermuda) Trust 1.25% preferred                                  849,000,000          9.089          .09
   share units 2005(Japan)(1)
Skandinaviska Enskilda Banken AB, Class A(Sweden)                                                800,000          7.621
Skandinaviska Enskilda Banken AB, rights 1999(2)                                                 105,000           .109          .08
Dah Sing Financial Holdings Ltd.(Hong Kong)                                                    1,500,000          6.355          .06
Banco de Galicia y Buenos Aires SA, Class B(ADR)(Argentina)                                      222,081          4.539          .05

HEALTH & PERSONAL CARE  -  4.84%
AstraZeneca PLC(United Kingdom)                                                                2,944,833        131.684         1.32
Elan Corp., PLC(ADR)(Ireland)(2)                                                               2,360,000         64.605
Elan Finance Corp. 0.00% convertible debentures 2018(1)                                      $29,000,000         14.863
Athena Neurosciences, Inc. 4.75% convertible debentures 2004                                 $12,000,000         12.090          .92
Glaxo Wellcome PLC(United Kingdom)                                                             2,000,000         60.976          .61
Pfizer Inc(USA)                                                                                1,614,000         58.407          .58
Forest Laboratories, Inc.(USA)(2)                                                                750,000         38.391          .38
Merck & Co., Inc.(USA)                                                                           289,400         22.718          .23
Kimberly-Clark Corp.(USA)                                                                        300,000         19.163          .19
PLIVA d.d.(GDR)(Croatia)                                                                       1,500,000         18.225          .18
Luxottica Group SpA(ADR)(Italy)                                                                1,040,700         18.212          .18
Eli Lilly and Co.(USA)                                                                           200,000         14.350          .14
Fujisawa Pharmaceutical Co. Ltd.(Japan)                                                          300,000          8.136          .08
Celera Genomics Group(USA)(2)                                                                     50,000          3.062          .03

UTILITIES: ELECTRIC & GAS  -  4.74%
Northeast Utilities(USA)                                                                       6,525,000        137.841         1.38
Williams Companies, Inc.(USA)                                                                  3,370,000        113.737         1.13
Columbia Energy Group(USA)                                                                       885,000         55.534          .55
El Paso Energy Corp.(USA)                                                                      1,014,100         39.043          .39
Niagara Mohawk Holdings, Inc.(USA)(2)                                                          1,850,000         27.750          .28
National Power PLC(United Kingdom)                                                             3,830,000         24.092          .24
MidAmerican Energy Holdings Co.(USA)(2)                                                          500,000         16.719          .17
Scottish and Southern Energy PLC(United Kingdom)                                               2,079,138         15.135          .15
Kinder Morgan, Inc.(USA)                                                                         547,500         11.121          .11
Australian Gas Light Co.(Australia)                                                            1,781,610          9.935          .10
Empresa Nacional de Electricidad SA(ADR)(Chile)                                                  598,487          8.005          .08
National Fuel Gas Co.(USA)                                                                       127,000          6.358          .06
NICOR Inc.(USA)                                                                                  175,000          6.070          .06
Scottish Power PLC(United Kingdom)                                                               400,000          3.544          .04

ELECTRICAL & ELECTRONICS  -  4.55%
Telefonaktiebolaget LM Ericsson, Class B(Sweden)                                               2,600,000        126.132
Telefonaktiebolaget LM Ericsson, Class B(ADR)                                                    300,000         14.456         1.40
Toshiba Corp.(Japan)                                                                           8,000,000         59.146          .59
Siemens AG(Germany)                                                                              555,000         55.944          .56
Premier Farnell PLC(United Kingdom)                                                            7,400,000         40.165          .40
Hitachi, Ltd.(Japan)                                                                           2,500,000         34.702          .35
NEC Corp.(Japan)                                                                               1,300,000         30.523          .31
Chartered Semiconductor Manufacturing Ltd(ADR)(Singapore)(2)                                     569,100         30.305          .30
Elektrim SA 3.75% convertible debentures 2004(Poland)                                    EURO17,000,000          13.866
Elektrim SA(2)                                                                                 1,500,000         11.213
Elektrim SA 2.00% convertible debentures 2004                                               DM9,000,000           4.078          .29
Matsushita Communication Industrial Co., Ltd.(Japan)                                             100,000         19.295          .19
General Electric Co.(USA)                                                                        125,000         16.250          .16

WIRELESS TELECOMMUNICATION SERVICES  -  4.39%
Mannesmann AG(ADR)(Germany)                                                                      938,250        197.033
Mannesmann AG                                                                                     62,500         12.990         2.10
NTT Mobile Communications Network, Inc.(Japan)                                                     2,165         76.301          .76
Telecom Italia Mobile SpA, savings shares(Italy)                                              12,565,800         48.565
Telecom Italia Mobile SpA                                                                      2,224,200         17.354          .66
TELECEL - Comunicacoes Pessoais, SA(Portugal)                                                  1,780,000         23.553          .23
Telesp Celular Participacoes SA, preferred nominative(Brazil)                                347,480,700         16.833
Telesp Celular Participacoes SA, ordinary nominative                                          32,000,000           .959          .18
Nextel Communications, Inc., Series D, 13.00%                                                     15,409         16.334          .16
  preferred 2009(USA)(4)
SmarTone Telecommunications Holdings Ltd.(Hong Kong -                                          2,000,000          9.812          .10
   Incorporated in Bermuda)
Mobistar NV(Belgium)(2)                                                                          150,000          7.142          .07
DDI Corp.(Japan)                                                                                     500          6.940          .07
Crown Castle International Corp. 12.75% preferred 2010(USA)(4)                                     5,493          5.715          .06

DATA PROCESSING & REPRODUCTION  -  3.52%
Computer Associates International, Inc.(USA)                                                   1,250,000         81.250          .81
Fujitsu Ltd.(Japan)                                                                            1,000,000         35.637
Fujitsu Ltd., warrants, expire 2000(2)                                                             3,170         30.432          .66
3Com Corp.(USA)(2)                                                                             1,600,000         63.700          .64
Microsoft Corp.(USA)(2)                                                                          668,000         60.819          .61
Oracle Corp.(USA)(2)                                                                             770,000         52.216          .52
Hewlett-Packard Co.(USA)                                                                         300,000         28.462          .28

BEVERAGES & TOBACCO  -  3.31%
Imperial Tobacco Ltd.(United Kingdom)                                                          7,290,295         76.122          .76
Foster's Brewing Group Ltd.(Australia)                                                        22,950,000         61.620          .62
Philip Morris Companies Inc.(USA)                                                              2,300,000         60.519          .60
Gallaher Group PLC(United Kingdom)                                                             9,500,000         50.047          .50
R.J. Reynolds Tobacco Holdings, Inc.(USA)                                                      1,975,000         42.092          .42
Swedish Match AB(Sweden)                                                                       4,000,000         14.301          .14
Coca-Cola West Japan Co. Ltd.(Japan)                                                             200,000          8.072          .08
Coca-Cola Amatil Ltd.(Australia)                                                               1,951,629          6.126          .06
UST Inc.(USA)                                                                                    200,000          5.325          .05
Coca-Cola Beverages PLC(United Kingdom)(2)                                                     2,006,362          3.940          .04
Asahi Breweries, Ltd.(Japan)                                                                     318,000          3.772          .04

MERCHANDISING  -  3.31%
Dixons Group PLC(United Kingdom)                                                               4,890,000        104.126         1.04
Loblaw Companies Ltd.(Canada)                                                                  1,480,000         34.645          .34
MYCAL Corp.(Japan)                                                                             5,678,000         27.725          .28
Tesco PLC(United Kingdom)                                                                      9,786,721         26.404          .26
Limited Inc.(USA)                                                                                513,700         21.800          .22
Safeway PLC(United Kingdom)                                                                    6,500,000         19.276          .19
J.C. Penney Co., Inc.(USA)                                                                       800,000         17.850          .18
Albertson's, Inc.(USA)                                                                           554,400         17.706          .18
Kingfisher PLC(United Kingdom)                                                                 1,696,431         15.789          .16
Lowe's Companies, Inc.(USA)                                                                      300,000         14.944          .15
Dollar General Corp.(USA)                                                                        510,000         12.495          .12
Coles Myer Ltd.(Australia)                                                                     1,550,882          7.900          .08
Woolworths Ltd.(Australia)                                                                     2,300,385          7.777          .08
George Weston Ltd.(Canada)                                                                        83,300          2.798          .03

MULTI-INDUSTRY  -  3.27%
Orkla AS, Class A(Norway)                                                                      1,581,714         24.329
Orkla AS, Class B                                                                              1,404,000         21.770          .46
Thyssen Krupp AG(Germany)(2)                                                                   1,635,000         42.972          .43
Williams PLC(United Kingdom)                                                                   8,000,000         41.443          .41
Invensys PLC(United Kingdom)                                                                   7,980,000         37.071          .37
Stinnes AG(Germany)(2)                                                                         1,800,000         34.983          .35
Swire Pacific Ltd., Class A(Hong Kong)                                                         4,000,000         22.972          .23
JG Summit Holdings, Inc. 3.50% convertible                                                   $26,000,000         20.020          .20
   debentures 2003(Philippines)
Lend Lease Corp. Ltd. (Australia)                                                              1,339,078         17.094          .17
Ayala Corp. 3.00% convertible debentures 2000(Philippines)                                   $10,000,000         12.525          .12
TI Group PLC(United Kingdom)                                                                   1,790,400         12.262          .12
AlliedSignal Inc.(USA)                                                                           200,000         11.963          .12
Harsco Corp.(USA)                                                                                363,600         10.840          .11
Canadian Pacific Ltd.(Canada)                                                                    400,000          8.675          .09
Berkshire Hathaway Inc., Class A(USA)(2)                                                              98          5.615          .06
FMC Corp.(USA)(2)                                                                                 70,000          3.395          .03

ELECTRONIC COMPONENTS  -  3.24%
Micron Technology, Inc.(USA)(2)                                                                1,600,000        107.400         1.07
Advanced Micro Devices, Inc.(USA)(2)                                                           2,500,000         70.625          .71
Hoya Corp.(Japan)                                                                                430,000         31.325          .31
Murata Manufacturing Co., Ltd.(Japan)                                                            180,000         29.982          .30
Rohm Co., Ltd.(Japan)                                                                            100,000         27.249          .27
Corning Inc.(USA)                                                                                203,100         19.028          .19
NatSteel Electronics Ltd. 1.50% convertible                                                  $18,000,000         18.765          .19
   debentures 2004(Singapore)(1)
Intel Corp.(USA)                                                                                 200,000         15.338          .15
Altera Corp.(USA)(2)                                                                             100,000          5.388          .05

FOREST PRODUCTS & PAPER  -  3.14%
Fort James Corp.(USA)                                                                          2,100,000         60.375          .60
Georgia-Pacific Corp., Georgia-Pacific Group(USA)                                                800,000         31.850
Georgia-Pacific Corp., Timber Group                                                              750,000         18.609          .50
Smurfit-Stone Container Corp.(USA)(2)                                                          2,471,300         47.418          .47
Metsa-Serla Oy 4.375% convertible debentures 2002(Finland)                                   $30,000,000         29.100          .29
Bowater Inc.(USA)                                                                                500,000         24.500          .25
International Paper Co.(USA)                                                                     445,560         23.253          .23
Consolidated Papers, Inc.(USA)                                                                   750,000         21.938          .22
Champion International Corp.(USA)                                                                330,000         18.294          .18
Kimberly-Clark de Mexico, SA de CV(Mexico)                                                     4,400,000         16.520          .17
Sonoco Products Co.(USA)                                                                         577,500         13.283          .13
UPM-Kymmene Corp.(Finland)                                                                       287,000          9.595          .10

BROADCASTING & PUBLISHING  -  3.11%
Telefonica Publicidad e Informacion, SA(Spain)(2)                                              2,178,200         66.023          .66
AT&T Corp. - Liberty Media Group(USA)(2)                                                       1,500,000         62.719          .63
Viacom Inc., Class B(USA)(2)                                                                     775,000         38.556          .38
Time Warner Inc.(USA)                                                                            615,100         37.944          .38
Mediaset SpA(Italy)                                                                            2,200,000         25.132          .25
Seat Pagine Gialle SpA(Italy)                                                                  6,000,000         12.150
Seat Pagine Gialle SpA, savings shares                                                         7,000,000          8.106          .20
ProSieben Media AG(Germany)                                                                      400,000         18.617          .19
United Pan-Europe Communications NV(Netherlands)(2)                                              175,600         17.241          .17
News Corp. Ltd., preferred(Australia)                                                          1,942,760         15.116          .15
CANAL+(France)                                                                                   118,712          9.814          .10

BUSINESS SERVICES  -  2.74%
TNT Post Groep(Netherlands)                                                                    3,121,547         79.842          .80
Hays PLC(United Kingdom)                                                                       2,560,000         39.029          .39
Brambles Industries Ltd.(Australia)                                                              978,354         26.876          .27
United Utilities PLC(United Kingdom)                                                           2,591,910         24.206          .24
ISS-International Service System A/S, Class B(Denmark)(2)                                        362,500         21.112          .21
Thames Water PLC(United Kingdom)                                                               1,266,667         18.059          .18
Omnicom Group Inc.(USA)                                                                          200,000         17.625          .18
Hyder PLC(United Kingdom)                                                                      1,562,326         10.600          .10
Robert Half International Inc.(USA)(2)                                                           300,000          8.400          .08
Cendant Corp. 7.50% FELINE PRIDES convertible preferred(USA)                                     300,000          8.025          .08
American Water Works Co., Inc.(USA)                                                              300,000          7.669          .08
United Parcel Service, Inc., Class B(USA)                                                        113,500          7.498          .07
Hutchison Delta Finance Ltd. 7.00% convertible debentures 2002                                $6,000,000          6.000          .06
  (Hong Kong - Incorporated in Cayman Islands)(1)(3)

ENERGY SOURCES  -  2.39%
Shell Canada Ltd., Class A(Canada)                                                             4,338,100         86.833          .87
TOTAL FINA SA, Class B(France)                                                                   369,594         49.165          .49
"Shell" Transport and Trading Co., PLC                                                           400,000         18.250
   (New York Registered Shares)(United Kingdom)
Royal Dutch Petroleum Co.(Netherlands)                                                           100,000          5.884
Royal Dutch Petroleum Co.(New York Registered Shares)                                             80,000          4.640          .28
Norsk Hydro AS(Norway)                                                                           710,000         27.743          .28
Petro-Canada(Canada)                                                                           1,000,000         13.977          .14
Broken Hill Proprietary Co. Ltd.(Australia)                                                    1,156,933         12.704          .13
Devon Energy Corp.(USA)                                                                          250,000          8.813          .09
Esso SA Francaise(France)                                                                         78,567          5.934          .06
Unocal Corp.(USA)                                                                                160,000          5.310          .05

INSURANCE  -  2.27%
ING Groep NV(Netherlands)                                                                      2,054,024        115.520         1.15
Allstate Corp.(USA)                                                                              650,000         17.022          .17
Clarica Life Insurance Co.(Canada)                                                             1,000,000         16.726          .17
PartnerRe Holdings Ltd.(Singapore - Incorporated in Bermuda)                                     550,000         16.156          .16
Independent Insurance Group PLC(United Kingdom)                                                3,460,000         15.411          .15
Sumitomo Marine & Fire Insurance Co., Ltd.(Japan)                                              2,000,000         14.156          .14
QBE Insurance Group Ltd.(Australia)                                                            3,000,000         11.957          .12
Mercury General Corp.(USA)                                                                       425,000          9.934          .10
Fairfax Financial Holdings Ltd.(Canada)(2)                                                        35,300          5.198
Fairfax Financial Holdings Ltd., subscription receipts(2)                                         11,000          1.620          .07
Chiyoda Fire & Marine Insurance Co., Ltd.(Japan)                                               1,200,000          3.922          .04

REAL ESTATE  -  2.19%
Sun Hung Kai Properties Ltd.(Hong Kong)                                                        6,360,000         58.146          .58
AMB Property Corp.(USA)                                                                        1,400,000         28.000          .28
Hysan Development Co. Ltd.(Hong Kong)                                                         21,482,553         25.588          .26
Amoy Properties Ltd.(Hong Kong)                                                               27,000,000         20.860          .21
Unibail(France)                                                                                  116,300         15.108
Unibail, warrants, expire 2004(2)                                                                116,300           .488          .16
IndyMac Mortgage Holdings, Inc.(USA)                                                           1,300,000         14.381          .14
Hongkong Land Holdings Ltd.(Hong Kong -                                                        9,999,700         14.100          .14
  Incorporated in Bermuda)
CarrAmerica Realty Corp.(USA)                                                                    450,000          9.337          .09
New World China Land Ltd.(China - Incorporated                                                20,800,000          9.240          .09
  in the Cayman Islands)(2)
Security Capital Global Realty(Luxembourg)(1)(2)(3)                                              450,000          8.644          .09
SM Prime Holdings, Inc.(Philippines)                                                          52,885,000          8.405          .08
Meditrust Corp.(USA)                                                                           1,030,339          6.762          .07

METALS: NONFERROUS  -  2.18%
Freeport-McMoRan Copper & Gold Inc., Class B(USA)(2)                                           3,269,800         51.704          .52
Alcoa Inc.(USA)                                                                                  650,000         42.575          .42
Billiton PLC(United Kingdom)                                                                   8,200,000         39.565          .39
KGHM Polska Miedz(GDR)(Poland)                                                                 2,874,000         37.218          .37
Gencor Ltd.(South Africa)                                                                      8,000,000         30.563          .31
Pechiney, Class A(France)                                                                        299,300         17.345          .17

INDUSTRIAL COMPONENTS  -  2.02%
THK Co., Ltd.(Japan)                                                                           2,280,000         89.108          .89
Federal-Mogul Corp.(USA)                                                                       1,045,000         23.317
Federal-Mogul Corp. 7.00% convertible preferred                                                  300,000         10.575          .34
Autoliv, Inc.(Sweden)                                                                          1,095,000         32.838          .33
Tomkins PLC(United Kingdom)                                                                    5,250,000         18.288          .18
Morgan Crucible Co. PLC(United Kingdom)                                                        2,161,523          9.282          .09
Dana Corp.(USA)                                                                                  300,000          8.325          .08
Lear Corp.(USA)(2)                                                                               230,000          7.604          .08
Delphi Automotive Systems Corp.(USA)                                                             209,679          3.303          .03

CHEMICALS  -  1.79%
Praxair, Inc.(USA)                                                                               975,800         43.545          .43
Monsanto Co.(USA)                                                                                725,000         30.586          .31
DSM NV(Netherlands)                                                                              813,423         27.850          .28
Airgas, Inc.(USA)(2)                                                                           2,367,100         23.079          .23
BOC Group PLC(United Kingdom)                                                                  1,000,000         20.720          .21
Sherwin-Williams Co.(USA)                                                                        572,000         12.262          .12
Millennium Chemicals Inc.(USA)                                                                   469,500          9.185          .09
L'Air Liquide(France)                                                                             57,555          8.450          .08
Rhone-Poulenc-Rhodia 3.25% convertible preferred(France)(2)                                      175,000          4.117          .04

FOOD & HOUSEHOLD PRODUCTS  -  1.51%
Reckitt & Colman PLC(United Kingdom)                                                           3,340,687         40.148          .40
Nabisco Group Holdings Corp.(formerly RJR Nabisco                                              3,025,000         34.976          .35
   Holdings Corp.)(USA)
Uni-Charm Corp.(Japan)                                                                           400,000         24.414          .24
Keebler Foods Co.(USA)(2)                                                                        675,000         18.605          .19
Sara Lee Corp.(USA)                                                                              500,000         12.125          .12
Nestle SA(Switzerland)                                                                             6,452         11.606          .12
Groupe Danone(France)                                                                             40,000          9.276          .09

GOLD MINES  -  1.43%
Barrick Gold Corp.(Canada)                                                                     3,000,000         54.000          .54
Homestake Mining Co.(USA)                                                                      2,500,000         20.625          .21
Normandy Mining Ltd.(Australia)                                                               25,000,000         17.987
Normandy Mining Ltd., warrants, expire 2001(2)                                                30,000,000          1.260          .19
Newcrest Mining Ltd.(Australia)(2)                                                             6,000,000         19.139          .19
Gold Fields Ltd.(South Africa)                                                                 3,818,385         17.153          .17
Anglogold Ltd.(South Africa)                                                                     250,000         12.748          .13

FINANCIAL SERVICES  -  1.40%
Household International, Inc.(USA)                                                             1,485,000         58.750          .59
ORIX Corp.(Japan)                                                                                186,000         22.855
ORIX Corp.0.375% convertible debentures 2005                                                $400,000,000          5.080          .28
Shohkoh Fund & Co., Ltd.(Japan)                                                                   35,490         19.251          .19
Nichiei Co., Ltd.(Japan)                                                                         560,600         13.852          .14
OM Gruppen AB(Sweden)                                                                            790,000         12.078          .12
Bell Atlantic Financial Services, Inc. 4.25% convertible                                      $5,000,000          5.438          .05
    debentures 2005(USA)
Associates First Capital Corp., Class A(USA)                                                      70,000          2.328          .02
Freddie Mac(USA)                                                                                  30,000          1.481          .01

AUTOMOBILES  -  1.28%
Volvo AB, Class B(Sweden)                                                                      2,300,000         55.857          .56
Suzuki Motor Corp.(Japan)                                                                      2,100,000         30.989          .31
Renault SA(France)                                                                               450,000         19.771          .20
Bayerische Motoren Werke AG(Germany)                                                             405,600         10.823          .11
Honda Motor Co., Ltd.(Japan)                                                                     250,000         10.337          .10

APPLIANCES & HOUSEHOLD DURABLES  -  1.09%
Sony Corp.(Japan)                                                                                350,000         65.121          .65
Newell Rubbermaid Inc.(USA)                                                                      890,000         29.203          .29
Koninklijke Philips Electronics NV(Netherlands)                                                  120,000         14.604          .15

LEISURE & TOURISM  -  0.92%
Seagram Co. Ltd.(Canada)                                                                         925,000         40.295
Seagram Co. Ltd. 7.50% ACES convertible preferred                                                225,000         10.238          .50
AirTours PLC 5.75% convertible subordinated notes                                         GBP12,900,000          21.627          .22
   2004(United Kingdom)
Village Roadshow Ltd., Class A, 5.50% preferred(Australia)                                     2,945,000          5.550
Village Roadshow Ltd., Class A, 5.50% preferred(1)                                             2,623,574          4.944
Village Roadshow Ltd.                                                                            622,813          1.247          .12
NCL Holding ASA(Norway)(2)                                                                     3,044,200          8.572          .08

AEROSPACE & MILITARY TECHNOLOGY  -  0.66%
Bombardier Inc., Class B(Canada)                                                               2,210,800         43.802          .44
Lockheed Martin Corp.(USA)                                                                     1,100,000         21.862          .22

MACHINERY & ENGINEERING  -  0.49%
Fuji Machine Mfg. Co., Ltd.(Japan)                                                               620,000         36.377          .36
AIDA Engineering, Ltd.(Japan)                                                                  4,065,000         12.926          .13

RECREATION & OTHER CONSUMER PRODUCTS  -  0.44%
Nintendo Co., Ltd.(Japan)                                                                        175,000         29.304          .29
EMI Group PLC(United Kingdom)                                                                  1,865,067         15.367          .15

METALS: STEEL  -  0.44%
Usinor Sacilor(France)                                                                         2,200,000         33.674          .33
Corus Group PLC(United Kingdom)                                                                4,550,600          9.262          .09
Ispat Industries Ltd., 3.00% convertible debentures 2001(India)                               $2,800,000           .616          .01
N.T.S. Steel Group PCL 4.00% convertible debentures                                           $6,670,000           .467          .01
   2008(Thailand)(2)

HEALTH CARE PROVIDERS & SERVICES  -  0.43%
Quintiles Transnational Corp. 4.25% convertible                                              $15,800,000         15.395          .15
  debentures 2000(USA)(1)
Columbia/HCA Healthcare Corp.(USA)                                                               550,000         14.988          .15
Cintas Corp.(USA)                                                                                285,000         13.092          .13

ENERGY EQUIPMENT  -  0.35%
Baker Hughes Inc.(USA)                                                                           980,300         24.753          .25
Schlumberger Ltd.(Netherlands Antilles)                                                          165,000          9.910          .10

BUILDING MATERIALS & COMPONENTS  -  0.19%
BPB PLC(United Kingdom)                                                                        3,607,900         18.834          .19

ELECTRONIC INSTRUMENTS  -  0.18%
PE Biosystems Group(USA)                                                                         220,000         17.958          .18

TRANSPORTATION: RAIL & ROAD  -  0.11%
CSX Corp.(USA)                                                                                   300,000         10.669          .11

TRANSPORTATION: AIRLINES  -  0.09%
Air New Zealand Ltd., Class B(New Zealand)                                                     6,320,000          9.193          .09

WHOLESALE & INTERNATIONAL TRADE  -  0.08%
Ingram Micro Inc. 0.00% convertible debentures 2018(USA)                                     $26,375,000          8.473          .08

IT CONSULTING & SERVICES  -  0.05%
Electronic Data Systems Corp.(USA)                                                                75,000          4.823          .05

TEXTILES & APPAREL  -  0.02%
Courtaulds Textiles PLC(United Kingdom)                                                        1,641,500          2.018          .02

MISCELLANEOUS  -  2.70%
Other equity securities in initial period of acquisition                                                        270.933         2.70
TOTAL EQUITY SECURITIES (cost: $7,215.824 million)                                                            9,407.477        93.88
                                                                                                            ----------   ----------




                                                                                              Principal
                                                                                                 Amount
Bonds & Notes                                                                                (Millions)
--------------------------------------------                                                   --------       --------     --------


INDUSTRIALS  -  0.18%
Indah Kiat Finance Mauritius Ltd. 10.00% 2007                                                    $11.650          8.301
Indah Kiat International Finance 8.875% 2000                                                       2.290          2.112
Indah Kiat Global BD 12.50% 2006                                                                   1.000           .798        .11%
Container Corp. of America, Series A, 11.25% 2004                                                  6.000          6.240
Container Corp. of America 9.75% 2003                                                              1.000          1.020          .07

TELEPHONE  -  0.04%
Netia Holdings BV 10.25% 2007                                                                      4.125          3.496          .04

FINANCIAL  -  0.02%
APP Finance (VI) Mauritius Ltd. 11.75% 2005                                                        2.800          2.282          .02

ARGENTINEAN GOVERNMENT  -  0.37%
Argentina (Republic of) 11.375% 2017                                                              21.000         19.687
Argentina (Republic of) 11.75% 2007                                                            ARP8.000           7.061
Argentina (Republic of) 11.00% 2006                                                               $7.000          6.702
Argentina (Republic of) 8.75% 2002                                                             ARP4.000           3.471          .37

BRAZILIAN GOVERNMENT  -  0.86%
Brazil (Federal Republic of), Bearer 8.00% 2014(4)                                               125.349         85.864          .86
                                                                                                            ----------   ----------
TOTAL BONDS & NOTES (cost: $129.819 million)                                                                    147.034         1.47
                                                                                                            ----------   ----------



Short-Term Securities
--------------------------------------------                                                   --------       --------     --------
CORPORATE SHORT-TERM NOTES  -  3.97%

National Australia Funding (DE) Inc. 5.78%-5.86%                                                  60.000         59.367        .59%
  due 2/1-2/2/2000
British Telecommunications PLC 5.82%-5.83% due 2/4-2/11/2000                                      50.000         49.433          .49
KfW International Finance Inc. 5.31%-5.94% due                                                    44.750         44.510          .44
   12/14/1999-1/18/2000
UBS Finance Delaware LLC 5.33%-5.34% due 12/16/1999                                               39.000         38.903          .39
Telstra Corp. Ltd. 5.35%-5.88% due 12/3/1999-3/9/2000                                             38.800         38.462          .38
Internationale Nederlanden(U.S.)Funding Corp. 5.74%-5.91%                                         36.700         36.140          .36
   due 2/25-3/20/2000
Lloyds TSB Bank PLC 5.36%-5.83% due 12/20/1999-2/1/2000                                           32.250         31.970          .32
Asset Securitization 5.93% due 2/23/2000(1)                                                       25.700         25.338          .25
ANZ(DE)Inc. 5.32% due 12/7/1999                                                                   25.000         24.974          .25
Coca-Cola Co. 5.83% due 2/18/2000                                                                 25.000         24.678          .25
Xerox Capital(Europe)PLC 5.31%-5.70% due 12/1-12/15/1999                                          24.700         24.659          .25

FEDERAL AGENCY DISCOUNT NOTES  -  0.54%

Freddie Mac 5.20%-5.46% due 12/1-12/17/1999                                                       39.150         39.097          .39
Federal Home Loan Banks 5.20% due 12/22/1999                                                      15.000         14.953          .15

NON-U.S. CURRENCY  -  0.06%
New Taiwanese Dollar                                                                         NT$193.964           6.138          .06
                                                                                                            ----------   ----------
TOTAL SHORT-TERM SECURITIES (cost: $459.283 million)                                                            458.622         4.57
                                                                                                            ----------   ----------
TOTAL INVESTMENT SECURITIES (cost: $7,804.926 million)                                                       10,013.133        99.92
Excess of cash and receivables over payables                                                                      8.511          .08
                                                                                                            ----------   ----------
NET ASSETS                                                                                                  $10,021.644      100.00%
                                                                                                               =======      =======
(1) Purchased in a private placement transaction; resale to
 the public may require registration or sale only to
 qualified institutional buyers.
(2) Non-income-producing security.
(3) Valued under procedures approved by the Board of Directors.
(4) Payment in kind; the issuer has the option of paying
additional securities in lieu of cash.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Accountants.

See Notes to Financial Statements

Equity Securities Added                              Equity Securities Eliminated
to the Portfolio Since May 31, 1999                  from the Portfolio Since May 31, 1999

Airtours                                             ADVANTEST
Albertson's                                          AirTouch Communications
Autoliv                                              Boeing
Bank Hapoalim                                        CanWest Global Communications
Banque Nationale de Paris                            Cheung Kong (Holdings)
BCT.TELUS Communications                             Cie. de Saint-Gobain
Celera Genomics Group                                Compaq Computer
Chartered Semiconductor Manufacturing                Corporacion Bancaria de Espana
Chiyoda Fire & Marine Insurance                      Corporacion Mapfre
Clarica Life Insurance                               Dynegy
Coca-Cola West Japan                                 ENI SpA
Compania de Telecomunicaciones de Chile              ForeningsSparbanken
Consolidated Papers                                  General Motors
Dah Sing Financial Holdings                          Halliburton
Dana                                                 HSBC Holdings
Devon Energy                                         KeySpan Energy
Dollar General                                       Koninklijke Ahold
eircom                                               Mattel
Fujisawa Pharmaceutical                              Mobil
Hellenic Telecommunications Organization             Nortel Networks
Hewlett-Packard                                      Norwich Union
Hitachi                                              Pioneer Natural Resources
Honda Motor                                          Public Service Co. of New Mexico
Ingram Micro                                         Raytheon
ISS-International Service System                     Sonat
Keebler Foods                                        Suez Lyonnaise des Eaux
Kimberly-Clark                                       Tandy
Lockheed Martin                                      Transatlantic Holdings
Mediaset                                             Wal-Mart Stores
NatSteel Electronics                                 Westshore Terminals
NEC                                                  York International
New World China Land
Newell Rubbermaid
Nippon Telegraph and Telephone
Norsk Hydro
ORIX
PE Biosystems Group
Petro-Canada
Portugal Telecom
QBE Insurance Group
Rhone-Poulenc-Rhodia
Robert Half International
Sara Lee
Stinnes
Sumitomo Marine & Fire Insurance
Telefonica Publicidad e Informacion
Thyssen Krupp
Uni-Charm
United Parcel Service
Woolworths

Capital World Growth and Income Fund
Financial Statements
----------------------------------                                            -------         -------
Statement of Assets and Liabilities                                                      (dollars in
at November 30, 1999                                                                        millions)
----------------------------------                                            -------         -------
Assets:
Investment securities at market
 (cost: $7,345.643)                                                                        $9,554.511
Short-term securities
 (cost: $459.283)                                                                             458.622
Cash                                                                                             .564
Receivables for--
 Sales of investments                                                         $18.812
 Sales of fund's shares                                                         7.033
 Dividends and accrued interest                                                22.649          48.494
                                                                              -------         -------
                                                                                           10,062.191
Liabilities:
Payables for--
 Purchases of investments                                                      22.745
 Repurchases of fund's shares                                                   8.050
 Management services                                                            3.436
 Accrued expenses                                                               6.316          40.547
                                                                              -------         -------
Net Assets at November 30, 1999--
 Equivalent to $29.03 per share on
 345,168,940 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 400,000,000 shares)                                                      $10,021.644
                                                                                              =======




                                                                                              -------
Statement of Operations                                                                   (dollars in
for the year ended November 30, 1999                                                        millions)
----------------------------------                                            -------         -------
Investment Income:
Income:
 Dividends                                                                   $176.149
 Interest                                                                      75.569        $251.718
                                                                              -------
Expenses:
 Management services fee                                                       39.132
 Distribution expenses                                                         22.432
 Transfer agent fee                                                             6.871
 Reports to shareholders                                                         .340
 Registration statement and prospectus                                           .414
 Postage, stationery and supplies                                               1.033
 Directors' fees                                                                 .166
 Auditing and legal fees                                                         .069
 Custodian fee                                                                  2.485
 Taxes other than federal income tax                                             .228
 Other expenses                                                                  .105          73.275
                                                                              -------         -------
 Net investment income                                                                        178.443
                                                                                              -------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                             707.262
Net increase in unrealized appreciation
  on investments                                                                              725.617
 Net realized gain and increase in unrealized                                                 -------
  appreciation on investments                                                               1,432.879
                                                                                              -------
Net Increase in Net Assets Resulting
 from Operations                                                                           $1,611.322
                                                                                              =======

----------------------------------                                            -------         -------
                                                                           Year ended
Statement of Changes in Net Assets                                        November 30
(dollars in millions)                                                            1999            1998
----------------------------------                                            -------         -------

Operations:
Net investment income                                                      $  178.443      $  180.925
Net realized gain on investments                                              707.262         753.023
Net increase in unrealized appreciation
 on investments                                                               725.617         173.442
                                                                              -------         -------
  Net increase in net assets
   resulting from operations                                                1,611.322       1,107.390
                                                                              -------         -------
Dividends and Distributions Paid to Shareholders:
 Dividends from net investment income                                        (161.528)       (176.534)
 Distributions from net realized gain
  on investments                                                             (719.208)       (524.360)
                                                                              -------         -------
  Total dividends and distributions                                          (880.736)       (700.894)

Capital Share Transactions:
Proceeds from shares sold: 37,818,271
 and 47,546,047 shares, respectively                                        1,019.018       1,246.606
Proceeds from shares issued in reinvestment
 of net investment income dividends and distributions
 of net realized gain on investments:
 33,918,618 and 27,000,566 shares, respectively                               839.704         665.329
Cost of shares repurchased: 40,235,519
 and 39,209,730 shares, respectively                                       (1,082.210)     (1,010.432)
                                                                              -------         -------
 Net increase in net assets
  resulting from capital share
  transactions                                                                776.512         901.503
                                                                              -------         -------
Total Increase in Net Assets                                                1,507.098       1,307.999

Net Assets:
Beginning of year                                                           8,514.546       7,206.547
                                                                              -------         -------
End of year (including undistributed
 net investment income: $17.182
 and $14.301, respectively)                                               $10,021.644      $8,514.546
                                                                              =======         =======
See Notes to Financial Statements

 CAPITAL WORLD GROWTH AND INCOME FUND
 Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION - Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital growth while providing current income.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or $'when-issued'' basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and original issue discounts on securities purchased are amortized daily over the expected life of the security. The fund does not amortize premiums on securities purchased.
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. NON-U.S. INVESTMENTS
INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 1999, such non-U.S. taxes were $13,153,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $14,396,000 for the year ended November 30, 1999.

3. FEDERAL INCOME TAXATION
The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

  As of November 30, 1999, net unrealized appreciation on investments for federal income tax purposes aggregated $2,199,063,000; $2,737,566,000 related to appreciated securities and $538,503,000 related to depreciated securities. During the year ended November 30, 1999, the fund realized, on a tax basis, a net capital gain of $721,520,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $14,258,000 were treated as an adjustment for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $7,814,070,000 at November 30, 1999.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES
INVESTMENT ADVISORY FEE - The fee of $39,132,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 bllion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.395% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; and 0.39% of such assets in excess of $10.5 billion.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended November 30, 1999, distribution expenses under the Plan were $22,383,000. As of November 30, 1999, accrued and unpaid distribution expenses were $5,532,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $3,947,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $6,920,000.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $361,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES
The fund made purchases and sales of investment securities, excluding short-term securities, of $3,747,784,000 and $2,810,664,000, respectively, during the year ended November 30, 1999.

 As of November 30, 1999, accumulated undistributed net realized gain on investments was $688,055,000 and additional paid-in capital was $7,104,846,000. The fund reclassified $14,107,000 from undistributed net realized currency losses and $73,000 from additional paid-in capital to undistributed net investment income and $31,177,000 to additional paid-in capital from undistributed net realized gains for the year ended November 30, 1999 as a result of permanent differences between book and tax.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $2,485,000 includes $41,000 that was paid by these credits rather than in cash.

Capital World Growth and Income Fund
Per-Share Data and Ratios
                                                                             Year ended     November          30
                                                                       1999         1998         1997        1996     1995
                                                                      ----         ----         ----        ----     ----


Net Asset Value, Beginning of Year                                  $27.15       $25.89       $23.77      $20.22   $17.81
                                                                      ----         ----         ----        ----     ----
 Income From Investment Operations:
  Net investment income                                                .48          .59          .640        .70      .61
  Net realized and unrealized gain on investments                     4.17         3.12         3.045       3.91     2.72
                                                                      ----         ----         ----        ----     ----

   Total income from investment operations                            4.65         3.71         3.685       4.61     3.33
                                                                      ----         ----         ----        ----     ----

 Less Distributions:
  Dividends from net investment income                                (.48)        (.58)  (.650) (1)   (.72) (1)     (.63)
  Distributions from net realized gains                              (2.29)       (1.87)       (.915)       (.34)    (.29)
                                                                      ----         ----         ----        ----     ----
   Total distributions                                               (2.77)       (2.45)      (1.565)      (1.06)    (.92)
                                                                      ----         ----         ----        ----     ----
Net Asset Value, End of Year                                        $29.03       $27.15       $25.89      $23.77   $20.22
                                                                      ====         ====         ====        ====     ====

Total Return (2)                                                    19.08%       15.51%       16.36%      23.67%   19.41%


Ratios/Supplemental Data:
 Net assets, end of year (in millions)                             $10,022       $8,515       $7,207      $5,139   $3,611
 Ratio of expenses to average net assets                               .79%         .78%        .82%        .85%     .88%
 Ratio of net income to average net assets                            1.93%        2.25%       2.53%       3.28%    3.24%
 Portfolio turnover rate                                             33.90%      39.44%       32.41%      30.18%   25.50%


(1) Includes 0.2 cents and 1.5 cents realized non-U.S. currency gains treated as ordinary income in 1997 and 1996, respectively, for federal income tax purposes.

(2) Excludes maximum sales charge of 5.75%.

Capital World Growth and Income Fund
Report of Independent Accountants

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 1999, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Los Angeles, California
December 30, 1999

1999 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                   Dividends and Distributions per Share

To Shareholders           Payment Date             From Net          From Net               From Net
of Record                                          Investment        Realized Short-        Realized Long-
                                                   Income            Term Gains             Term Gains
December 14, 1998         December 15, 1998        $0.09             -                      $2.23
March 19, 1999            March 22, 1999           0.12              -                      0.06
June 4, 1999              June 7, 1999             0.18              -                      -
September 24, 1999        September 27, 1999       0.09              -                      -

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.
The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended November 30, 1999 is $0.0348 on a per-share basis. Foreign source income earned by the fund was $0.3255 on a per-share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 29% of the dividends paid by the fund from net investment income represent qualifying dividends. Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER INFORMATION WHICH WILL BE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

[The American Funds Group(r)]

Capital World Growth and Income Fund

Board of Directors

H. Frederick Christie
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California
Edison Company

Paul G. Haaga, Jr.
Los Angeles, California
President of the fund
Executive Vice President and Director,
Capital Research and Management Company

Mary Myers Kauppila
Boston, Massachusetts
Private investor; former owner and President, Energy Investment, Inc.

Gail L. Neale
Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President of the
Salzburg Seminar

Robert J. O'Neill, Ph.D.
Oxford, England
Chichele Professor of the History of War;
Fellow of All Souls College, University of Oxford

Donald E. Petersen
Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

Stefanie Powers
Beverly Hills, California
Actor; Founder and President,
The William Holden Wildlife Foundation

Frank Stanton
New York, New York
Retired; former President, CBS Inc. (1946-1973)

Thierry Vandeventer
Geneva, Switzerland
Chairman of the Board of the fund
Director, Capital Research and
Management Company

Charles Wolf, Jr., Ph.D.
Santa Monica, California
Senior Economic Adviser and Corporate
Fellow in International Economics,
The RAND Corporation

Other Officers

Gina H. Despres
Washington, D.C.
Executive Vice President of the fund
Senior Vice President,
Capital Research and Management Company

Stephen E. Bepler
New York, New York
Senior Vice President of the fund
Senior Vice President,
Capital Research Company

Mark E. Denning
London, England
Senior Vice President of the fund
Director, Capital Research and
Management Company

Gregg E. Ireland
Washington, D.C.
Senior Vice President of the fund
Senior Vice President,
Capital Research and Management Company

Janet A. McKinley
New York, New York
Senior Vice President of the fund
Director, Capital Research and
Management Company

Carl M. Kawaja
San Francisco, California
Vice President of the fund
Vice President, Capital Research Company

Vincent P. Corti
Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

R. Marcia Gould
Brea, California
Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

Offices of the fund and of the
investment adviser,
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

Independent accountants
PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA  AGD/GRS/4472
Lit. No. WGI-011-0100